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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)
MVC CAPITAL, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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SEC 1913 (04-04)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 30, 2016

MVC CAPITAL, INC.

        NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of the stockholders of MVC Capital, Inc. (the "Fund") will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, on August 30, 2016, 3:00 p.m. (Eastern time) for the following purposes:

  1.
  to elect seven (7) nominees to serve as members of the Board of Directors of the Fund;

  2.
  to consider a proposal to ratify the selection of Grant Thornton LLP as the Fund's independent registered public accounting firm for the period ending October 31, 2016; and

  3.
  to transact such other business as may properly come before the meeting or any adjournment thereof.

        The proposals are discussed in greater detail in the Proxy Statement attached to this Notice. Stockholders of record as of the close of business on July 1, 2016 are entitled to receive notice of and to vote at the Meeting. Each stockholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to mark, sign, date and promptly return the enclosed Proxy Card so that the Meeting can be held and a maximum number of shares may be voted. For questions regarding this proxy, including directions to the Meeting, please call (914) 510-9400.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

        If you do not expect to attend the Meeting, you are urged to mark, sign, date and return without delay the enclosed Proxy Card(s), which requires no postage if mailed in the United States, so that your shares may be represented at the Meeting. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement. Instructions for telephone and Internet voting are set forth on the enclosed Proxy Card.

        A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting to be Held on August 30, 2016

  The proxy statement is available at:

  http://www.proxydocs.com/mvc (if you are a record stockholder); and

  If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

By Order of the Board of Directors,
Michael Tokarz Chairman

July 21, 2016
287 Bowman Avenue
2nd Floor
Purchase, NY 10577

ANNUAL MEETING OF STOCKHOLDERS
OF
MVC CAPITAL, INC.

August 30, 2016

287 Bowman Avenue
2nd Floor
Purchase, New York 10577
(914) 510-9400

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of MVC Capital, Inc. (the "Fund") for use at the annual meeting of the stockholders of the Fund (the "Meeting"), to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, on August 30, 2016, 3:00 p.m. (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed Proxy Card(s) are expected to be made available to stockholders on or about July 21, 2016. On or about July 21, 2016, the Fund will also begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, informing stockholders that this Proxy Statement, the Fund's Annual Report on Form 10-K for the fiscal year ended October 31, 2015 (the "2015 Report") and voting instructions, are available online. As more fully described in that Notice, all stockholders may choose to access proxy materials on the Internet or may request to receive paper copies of the proxy materials.

        A Proxy Card that is properly executed and returned to the Fund prior to the Meeting will be voted as provided therein at the Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

        The Board intends to bring before the Meeting the proposals that are set forth in the Notice of Annual Meeting of Stockholders and that are described in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of stockholders as specified on the Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner nor does it have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on certain routine matters, but not on other matters. For example, brokers have the discretion to vote on the proposal to ratify the selection of Grant Thornton LLP as the Fund's independent registered public accounting firm, but not on the election of directors.

        With respect to the proposal to ratify the selection of Grant Thornton LLP as the Fund's independent registered public accounting firm, abstentions and broker non-votes will not have any effect on the outcome of the proposal. With respect to the election of each nominee to serve as a member of the Board, broker non-votes will have no effect on the outcome of the proposal.

        In addition to soliciting proxies by mail, officers of the Fund may solicit proxies by telephone or in person, without special compensation. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, for which the Fund would pay usual and customary fees.

        Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your broker or bank.

        Only stockholders of record as of the close of business on July 1, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 22,702,821 shares of the Fund were outstanding.

        Each stockholder of record on the Record Date is entitled to one vote for each share held.

        The stockholders of the Fund have no dissenter's or appraisal rights in connection with any of the proposals described herein.

        In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, one or more adjournments of the Meeting may be proposed to permit further solicitation of proxies. A stockholder vote may be taken with respect to the Fund on some or all matters before any such adjournment if a quorum is present and sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.

        This Proxy Statement and the 2015 Report are available on the Fund's website at www.mvccapital.com. The 2015 Report is not to be regarded as proxy-soliciting material. The 2015 Report may be obtained without charge, by writing to the Fund at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, or by calling toll-free 1-800-426-5523. The Fund's Report on Form 10-K for the fiscal year ended October 31, 2014 is available on our website at the address above. The Fund's quarterly report on Form 10-Q for the period ended April 30, 2016 is scheduled to be filed with the SEC as soon as practicable.

 PROPOSAL 1

ELECTION OF DIRECTORS

        At the Meeting, stockholders will vote on a proposal to elect seven (7) nominees to serve as directors of the Fund ("Directors") ("Proposal 1"). The nominees include Emilio Dominianni, Phillip Goldstein, Gerald Hellerman, Warren Holtsberg, Robert Knapp, William Taylor and Michael Tokarz. Each nominee is currently a member of the Board.

        The persons named as proxies on the enclosed Proxy Card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the seven (7) nominees named above to serve as the Directors. Each of the nominees has consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of one year until the next annual meeting of stockholders after his election. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be recommended by the presently serving Directors.

        Information regarding the nominees and the officers of the Fund, including brief biographical information, is set forth below as of June 1, 2016.

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
Nominees for Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 84	Director	1 year/13 years, 3 months
			Mr. Dominianni is a retired Partner of, and was Special Counsel to, Coudert Brothers LLP, a law firm. He is currently a director of Stamm International Corporation, Powrmatic Inc., and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment.	None(1)	See column 4
Phillip Goldstein 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 71	Director	1 year/3 years, 9 months
			Mr. Goldstein is a principal of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012; he was also a principal of the general partner of several investment partnerships in the Bulldog Investors group of private funds from 1992-2012; additionally, Mr. Goldstein is a principal of Bulldog Investors, LLC (formerly	None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
known as Brooklyn Capital Management, LLC), the investment adviser for Special Opportunities Fund and several private investment funds, since 2009. Mr. Goldstein is (or was previously) a Director of the following closed-end funds: Mexico Equity and Income Fund since 2000; Special Opportunities Fund since 2009; ASA Gold and Precious Metals Ltd. from 2008 to 2013; Korea Equity Fund from 2010-2012; Brantley Capital Corporation from 2001 to 2013; Chairman and Director of Emergent Capital, Inc. (formerly known as Imperial Holdings, Inc.), a specialty finance company, since 2012; and Director of Crossroads Capital, Inc., a business development company, since 2016.
Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 78	Director	1 year/13 years, 3 months
			Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm's inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.) and Crossroads Capital, Inc. (formerly BDCA Venture, Inc.), as well as a director of Ironsides Partners Opportunity Offshore Fund Ltd. Mr. Hellerman was previously a director of Brantley Capital Corporation, a director of the Old Mutual registered hedge fund complex, and a director of TM Entertainment and Media, Inc.	None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 49	Director	1 year/13 years, 3 months	Mr. Knapp is the Founder and Managing Director of Ironsides Partners LLC, a Boston based investment manager specializing in closed-end funds, holding companies, and asset value investing generally. Ironsides and related entities serve as the manager and general partner to the Ironsides Partners Opportunity Fund, Ironsides Partners Special Situations Fund, Ironsides Partners Special Situations Fund II, Ironsides Partners P Fund and certain managed accounts for institutional clients. He serves as a director of the Africa Opportunity Partners Ltd. and its related fund vehicles, including the Africa Opportunity Fund Ltd. (LSE: AOF). Mr. Knapp is an independent, non-executive director of Castle Private Equity AG (SWX: CPEN), as well as the Pacific Alliance Asia Opportunity Fund and its related entities and Pacific Alliance Group Asset Management Ltd., based in Hong Kong. Mr. Knapp also serves as a member of the Board of Managers of Veracity Worldwide LLC. In addition to his directorships named above, Mr. Knapp is a Trustee of the Regional Plan Association and the Sea Education Association. He also serves as a director of the Massachusetts Eye and Ear Infirmary. Mr. Knapp was previously a director of Pacific Alliance Investment Management Ltd. and the Vietnam Opportunity Fund. He previously served as a member of the Board of Managers of Waterloo Oil & Gas LLC. Prior to founding Ironsides, Mr. Knapp was a managing director for over ten years with Millennium Partners, based in New York.	None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 73	Director	1 year/10 years, 3 months	Mr. Taylor is a Certified Public Accountant and retired Partner of Deloitte & Touche. Mr. Taylor is currently a director of Northern Illinois University Foundation (where he was Treasurer from 2007 to 2011) and President and a director of The William & Dian Taylor Foundation. Mr. Taylor was previously a trustee of Writers Theatre. From 1976 through May 2005, Mr. Taylor was a Partner at Deloitte & Touche. From 1997 to 2001, Mr. Taylor was a director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a director of Deloitte Touche Tohmatsu.	None(1)	See column 4
Officer and Nominees for Interested Directors
Warren Holtsberg(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 65	Director	1 year/9 years, 2 months
			Mr. Holtsberg currently serves as Co-Head of Portfolio Management of The Tokarz Group Advisers LLC (the "Adviser"), the investment adviser to the Fund. Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg served as a member of the Board of Directors of the Illinois Venture Capital Association until 2014, and currently serves as a member of the Board of Sportvision, the Big Shoulders Fund, and Advanced Oilfield Services, a portfolio company of the MVC Private Equity Fund, L.P. Mr. Holtsberg serves as an Emeritus Board Member of the Chicagoland Entrepreneurship Center, the Illinois Emerging Technology Funds and as Chairman of the Board of UI Labs. Previously, Mr. Holtsberg	None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
served as a board member of Illinois Ventures, the venture investment arm for the University of Illinois through 2015. Mr. Holtsberg also serves as a director for U.S. Gas & Electric, Inc. and MVC Partners LLC, portfolio companies of the Fund.
Michael Tokarz(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 66	Director/Principal Executive Officer	1 year/12 years, 7 months
			Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of the Adviser. Mr. Tokarz is also the Managing Member of The Tokarz Group, a private merchant bank, since 2002. In addition, Mr. Tokarz is a principal and investment team member of PPC Enterprises LLC, a registered investment adviser. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of CNO Financial Group, Inc., Walter Investment Management Corp., and Mueller Water Products, Inc. He is Chairman Emeritus and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and finance committee. He is also a member of the Board of Managers for Illinois Ventures, LLC and Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Custom Alloy Corporation, MVC Automotive Group B.V., MVC Partners LLC, and Turf Products, LLC. He also serves as a director of Focus Pointe Global, Gibdock Limited, and Plymouth Rock Energy, LLC, all portfolio companies of MVC Private Equity Fund, L.P. He was	None(1)	See column 4

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
previously on the board of Lomonosov, Althleta, Inc., and Apertio Ltd. Additionally, he was on the boards of Timberland Machines & Irrigation, Inc., Dakota Growers Pasta Company, Harmony Health and Beauty, Inc., Harmony Pharmacy & Health Centers, Inc., Summit Research Labs, Inc. Ohio Medical Corporation, and Huamei Capital Company, formerly portfolio companies of the Fund.
Executive Officers
Bruce Shewmaker 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 70	Managing Director	Indefinite term/12 years, 7 months
			Mr. Shewmaker currently serves as Managing Director of the Adviser and the Fund. Mr. Shewmaker worked directly for the Fund from November 2003 through October 2006. Previously, Mr. Shewmaker served as an Independent Director of the Fund in 2003. Mr. Shewmaker currently serves on the board of Garrison Capital Inc. Mr. Shewmaker previously served on the board of Harris & Harris Group, Inc. Mr. Shewmaker served as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Phoenix Coal Corporation, Processclaims, Inc. Vendio Services, Inc., Velocitius B.V., and Vestal Manufacturing Enterprises, Inc. He currently serves on the Boards of Foliofn, Inc., and Advantage Insurance Holdings Ltd (portfolio companies of the Fund) and MVC Partners LLC.	N/A	N/A
Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 36	Chief Financial Officer	Indefinite term/2 years, 8 months
			Mr. Schuenke currently serves as the Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Fund. He previously served as the Chief Compliance Officer to the Fund and the Adviser. Prior to joining the Fund in June 2004, Mr. Schuenke served as a	N/A	N/A

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Fund in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He serves on the Board of NPWT Corporation, a portfolio company of the Fund. He previously served as a director of Vestal Manufacturing Enterprises, a portfolio company of the Fund. Mr. Schuenke is a Certified Public Accountant.
Kevin Byrne 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 57	Chief Compliance Officer	Indefinite/1 year, 4 months
			Mr. Byrne currently serves as Chief Compliance Officer of the Adviser, in addition to his service as Chief Compliance Officer of the Fund. He also currently serves as Financial, Administrative and Compliance Consultant/Member at Fisher Capital Corp, LLC and as Deputy Chief Compliance Officer for PPC Enterprises, LLC. He previously served as a Compliance Consultant to the Adviser from November 2013 to December 2014.	N/A	N/A
Jaclyn Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 37	Vice President/Secretary	Indefinite term/11 years, 7 months; Indefinite term/12 years, 5 months
			Ms. Rothchild currently serves as Vice President and Secretary of the Adviser, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Rothchild serves as Vice President and Chief Operating Officer of Eleventh Street Partners, Inc.	N/A	N/A

(1) Name, Address and Age	(2) Positions(s) Held with the Fund	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee for Director During Past 5 Years
Ms. Rothchild serves on the Board of MVC Partners LLC, a portfolio company of the Fund. Ms. Rothchild was formerly an Advisory Board member of Forward Health.

(1)
Other than the Fund.

(2)
Mr. Holtsberg is an "interested person," as defined in the 1940 Act, of the Fund (an "Interested Director") because of his employment with the Adviser.

(3)
Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.

Corporate Governance

        The Board has adopted a charter for each of its Audit, Nominating/Corporate Governance/Strategy and Compensation Committees, as well as a Corporate Governance Policy. The Audit Committee's charter is annexed hereto as Exhibit B. The Board has also adopted a Code of Ethics, which applies to, among others, all of the Fund's officers and directors, as well as a Code of Ethics for Principal Executive and Senior Financial Executives that applies to and has been signed by the Principal Executive Officer and the Chief Financial Officer of the Fund. These materials can be found on the Fund's website at www.mvccapital.com. Waivers, if any, of the Fund's Code of Ethics or Code of Ethics for Principal Executive and Senior Financial Executives will be promptly disclosed on the Fund's website.

        During the fiscal year ended October 31, 2015, the Board held 10 meetings. During the last fiscal year, each of the nominees then serving as Directors attended more than 75% of the aggregate total number of meetings of the Board and the total number of meetings of any committee of the Board on which such nominee served. Currently, a majority of the Directors are not "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund (the "Independent Directors"). Mr. Knapp has been appointed by the Independent Directors to serve as the "Lead" Independent Director and, in that role, serves as the Presiding Director over executive sessions of non-management directors. Mr. Tokarz, the Portfolio Manager and principal executive officer of the Fund and the Adviser, serves as Chairman of the Board. Although he is an Interested Director (i.e., not independent), the Board believes that by having the principal executive serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Directors have adequate opportunity to serve as an independent, effective check on management and protect stockholders' interests. Furthermore, as described below, the Board has three committees performing critical functions for the Fund's governance and operations: the Audit, Valuation and Nominating/Corporate Governance/Strategy Committees, and all three are comprised exclusively of Independent Directors.

        Interested parties should communicate with the Lead Independent Director or with the non-management directors as a group according to the following procedures established by the Fund for stockholders' communication with the Board: any communications intended for the Board should be sent to the Fund at the Fund's address and any such communication will be forwarded to the Board (or applicable Board member) or disclosed to the Board (or applicable Board member) at its next regular meeting.

  Audit Committee

        The Audit Committee's primary purposes are:

  •
  oversight responsibility with respect to: (i) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund's financial statements and the independent audit thereof; (iii) the adequacy of the Fund's overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board) and, as appropriate, the internal controls of certain service providers; (iv) the Fund's compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund's independent auditors; and (vi) the Fund's internal audit function, if any; and

  •
  oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Fund's annual proxy statement with respect to the election of directors.

        The members of the Audit Committee are Emilio Dominianni, Gerald Hellerman and William Taylor. Gerald Hellerman is the chairman of the Audit Committee. During the fiscal year ended October 31, 2015, the Audit Committee held 10 meetings. The Audit Committee oversees the Fund's risk management processes, including risks relating to investments, compliance and valuations, and the Fund's Disclosure Controls and Procedures (including internal controls over financial reporting).

  Valuation Committee

        The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund's portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held 8 meetings during the fiscal year ended October 31, 2015.

  Nominating Committee

        The Nominating/Corporate Governance/Strategy Committee (the "Nominating Committee"), the principal purposes of which are to consider and nominate persons to serve as Independent Directors, to oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Fund, is currently comprised of Messrs. Dominianni, Goldstein, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the Chairman of the Nominating Committee. The Nominating Committee was established in January 2004.

        The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Fund's By-Laws. The Fund's By-Laws provide that nominations may be made by any stockholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary and are submitted in accordance with other applicable laws, rules or regulations regarding director nominations. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder's notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder's notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 (the "1934 Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Fund or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2015.

        In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund or the Adviser) must not be an "interested person" (as defined by the 1940 Act) of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director. Although the Board does not have a formal diversity policy, it endeavors to comprise itself of members with a variety of professional backgrounds. (Each of the nominees' different professional backgrounds is set forth above beginning on page 6.)

        In determining to propose each of the nominees for election by stockholders as Directors, the Nominating Committee and the Board considered a variety of factors, including each of the nominees' performance as current Directors and their professional background and experience. The Board noted the Directors' collective knowledge and experience in financial services, legal and financial analysis, corporate finance, asset management, portfolio management and accounting, all of which strengthen the Board's collective qualifications. The Nominating Committee members considered that Messrs. Tokarz and Holtsberg are not Independent Directors but recognized that they represent the Adviser, and, as such, help foster the Board's direct access to information regarding the Adviser, which is the Fund's most significant service provider.

  Compensation Committee

        The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee. The Compensation Committee was established in March 2003. The Compensation Committee annually reviews the overall compensation principles of the Fund governing the compensation and benefits of the Directors and officers, including developing and recommending, for the Board's adoption, compensation for members of the Board. The Compensation Committee held one meeting during the fiscal year ended October 31, 2015.

        The Board has adopted a policy that encourages all Directors, to the extent reasonable and practicable, to attend the Fund's annual stockholders' meetings in person. All of the Directors then serving attended the last annual meeting in person.

 Director and Executive Officer Compensation

        The Fund's officers do not receive any direct compensation from the Fund. The Fund does not currently have any employees and does not expect to have any employees. Services necessary for its business are provided by individuals who are employees of the Adviser, and the Fund's administrator, U.S. Bancorp Fund Services, LLC (the "Administrator"), pursuant to the terms of the Fund's amended and restated investment advisory and management agreement (the "Advisory Agreement") and administration agreement. Each of the Fund's executive officers is an employee of the Adviser. The Fund's day-to-day investment operations are managed by the Adviser.

        The following table sets forth compensation paid by the Fund in all capacities during the fiscal year ended October 31, 2015 to all of our Directors. Our Directors have been divided into two groups—Interested Directors and Independent Directors. The Interested Directors are "interested persons," as defined in the 1940 Act, of the Fund. No compensation is paid to the Interested Directors. (The Fund is not part of any Fund Complex.) No information has been provided with respect to executive officers of the Fund because the Fund's executive officers do not receive any direct compensation from the Fund.

Name of Person, Position	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation(1)	Total
Interested Directors
Warren Holtsberg, Director	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None
Independent Directors
Emilio Dominianni, Director	$80,000	None	None	$80,000
Phillip Goldstein, Director	$70,000	None	None	$70,000
Gerald Hellerman, Director	$90,000	None	None	$90,000
Robert Knapp, Director	$90,000	None	None	$90,000
William Taylor, Director	$70,000	None	None	$70,000

(1)
Directors do not receive any pension or retirement benefits from the Fund.

        Effective May 1, 2014, the fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows: Each Independent Director is paid an annual retainer of $70,000 ($80,000 for the Chairman of the Audit Committee and the non-Chairman members of the Valuation Committee and $90,000 for the Chairman of the Valuation Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Director will be paid an additional $1,000 for an in-person meeting. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

 Director Equity Ownership

        The following table sets forth, as of June 1, 2016 with respect to each Director and nominee, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.

(1) Name of Director or Nominee	(2) Dollar Range of Equity Securities in the Fund	(3) Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Emilio Dominianni	Over $100,000	Over $100,000
Phillip Goldstein	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Robert Knapp	Over $100,000	Over $100,000
William Taylor	Over $100,000	Over $100,000
Interested Directors
Warren Holtsberg(1)	$50,001-$100,000	$50,001-$100,000
Michael Tokarz(2)	Over $100,000	Over $100,000

(1)
Mr. Holtsberg is an Interested Director because of his employment with the Adviser.

(2)
Mr. Tokarz is an Interested Director because he serves as an officer of the Fund and controls the Adviser.

VOTE REQUIRED

        The election of the nominees requires the affirmative vote of a plurality of the votes present or represented by proxy at the Meeting and entitled to vote on the election of the nominees.

        The Board recommends a vote "FOR" the election of all of the nominees.

 PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee and the Board, including all of the Independent Directors, have selected Grant Thornton LLP as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2016. On January 29, 2016, pursuant to the Audit Committee's recommendation, the Board approved Grant Thornton LLP as the independent registered public accounting firm to serve as auditors for the Fund for the fiscal year ending October 31, 2016.

        Ernst & Young LLP previously served as the Fund's independent registered public accounting firm effective October 27, 2003. On June 29, 2015, Ernst & Young LLP indicated to the Fund its determination not to stand for reappointment as the independent registered public accounting firm of the Fund for the fiscal year ended October 31, 2015. The determination was accepted by the Fund's Audit Committee.

        Ernst & Young has issued its audit report on the Annual Report on Form 10-K for the fiscal year ended October 31, 2014 (the "2014 Financial Statements") (which includes information regarding the Annual Report on Form 10-K for the fiscal year ended October 31, 2013 (the "2013 Financial Statements"). This report did not include an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Fund's fiscal years ended October 31, 2014 and October 31, 2015, and during the period between October 31, 2015 and the date hereof, there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in its report nor were there any "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K, except as follows. In connection with the 2014 and the 2013 Financial Statements (where, as previously disclosed, 2014 had been significantly delayed and 2013 has been restated), Ernst & Young LLP advised the Fund of a material weakness in internal controls over financial reporting relating to the design and operating effectiveness of valuation related controls associated with investments in certain affiliated or controlled portfolio companies. To address the material weakness, in the second half of 2015 the Fund adopted a corrective action plan which added new and/or enhanced controls surrounding the valuation process and financial reporting oversight of various controlled/affiliated portfolio companies, including additional reviews (by one or more of the Fund's representatives) of the financial reporting of controlled and certain affiliated portfolio companies and additional reviews and testing of valuation data of these controlled/affiliated portfolio companies. The Fund has also enhanced its internal audit plan to incorporate risk assessments of controlled and certain affiliated portfolio companies. In addition, the Fund has retained a third party consultant to perform external reviews of certain fair valuations.

        The Fund requested and received a letter from Ernst & Young LLP addressed to the U.S. Securities and Exchange Commission confirming its agreement with the above statements. A copy of such letter, dated July 6, 2015, was filed as an exhibit to the Form 8-K filed on July 6, 2015.

        Grant Thornton LLP has issued its audit report on the 2015 Financial Statements. Grant Thornton LLP noted in its report, its disclaimed opinion on the effectiveness of the Company's internal control over financial reporting, relating to the matters discussed above. Grant Thornton LLP was unable to perform auditing procedures necessary to form an opinion on the Company's internal control over financial reporting as of October 31, 2015 due to the fact that Grant Thornton LLP was engaged after October 31, 2015.

        During the fiscal years ended October 31, 2014 and October 31, 2015 and the subsequent interim period prior to engaging Grant Thornton LLP, neither the Company nor anyone acting on the Company's behalf consulted Grant Thornton LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to that item) or a reportable event (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

        The firm of Grant Thornton LLP has extensive experience in investment company accounting and auditing. A representative of Grant Thornton LLP will attend the Meeting to respond to appropriate questions and make a statement, if he/she so desires.

        Neither the Fund's Certificate of Incorporation nor the Fund's By-Laws require that the stockholders ratify the selection of Grant Thornton LLP as the Fund's independent registered public accounting firm. The Board is submitting this matter to the stockholders as a matter of common industry practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may change the selection at any time during the year if they determine that such change would be in the best interests of the Fund. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of Grant Thornton LLP.

        Grant Thornton LLP, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund.

        The following are the aggregate fees billed to the Fund by Ernst & Young LLP and Grant Thornton during each of the last two fiscal years:

  Audit Fees:

        The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Fund's annual financial statements and review of financial statements in the Form 10-Q's for the fiscal years ended October 31, 2015 and October 31, 2014 were $0 and $749,000, respectively.

        The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Fund's annual financial statements and review of financial statements in the Form 10-Q's for the fiscal year ended October 31, 2015 were $970,000.

  Audit-Related Fees:

        The aggregate fees billed by Ernst & Young LLP for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended October 31, 2015 and October 31, 2014 were $50,000 and $75,000, respectively.

        The aggregate fees billed by Grant Thornton LLP for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the fiscal year ended October 31, 2015 were $0.

  Tax Fees:

        The aggregate fees billed by Ernst & Young LLP for services rendered with respect to tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2015 and October 31, 2014 were $0 and $65,000, respectively.

        The aggregate fees billed by Grant Thornton LLP for services rendered with respect to tax compliance, tax advice and tax planning for the fiscal year ended October 31, 2015 were $4,100.

  All Other Fees:

        The aggregate fees billed by Ernst & Young LLP for any other products or services for the fiscal years ended October 31, 2015 and October 31, 2014 were $4,000 and $24,000, respectively.

        The aggregate fees billed by Grant Thornton LLP for any other products or services for the fiscal year ended October 31, 2015 were $0.

        The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the Fund. Further, the foregoing pre-approval policy may be waived, with respect to the provision of any non-audit services, consistent with the exceptions provided for in the federal securities laws. All of the audit and tax services provided by Ernst & Young LLP for the fiscal year ended October 31, 2014 and by Ernst & Young LLP and Grant Thornton LLP for the fiscal year ended October 31, 2015 were pre-approved by the Audit Committee or its Chairman. For the fiscal years ended October 31, 2014 and October 31, 2015, the Fund's Audit Committee did not waive the pre-approval requirement with respect to any non-audit services provided to the Fund by Ernst & Young LLP or Grant Thornton LLP.

Report of Audit Committee

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the 1934 Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the 1934 Act.

        The independent accountants are responsible for performing an independent audit of the Fund's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Fund's internal control over financial reporting.

        In connection with the Fund's audited financial statements for the fiscal year ended October 31, 2015, the Audit Committee has: (i) reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended October 31, 2015; (ii) discussed with the independent auditors of the Fund for the fiscal year ended October 31, 2015, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU § 380); (iii) received the written disclosures and a letter from Grant Thornton LLP regarding, and discussed with Grant Thornton, its independence; and (iv) authorized the inclusion of the audited financial statements of the Fund for the fiscal year ended October 31, 2015 in the Fund's Annual Report to Stockholders for filing with the SEC.

        Each of the current members of the Audit Committee, Messrs. Dominianni, Hellerman and Taylor, is considered an Independent Director. Each member of the Audit Committee meets the applicable independence and experience requirements, and the Board has determined that Mr. Hellerman is an "audit committee financial expert," as defined under Item 407(d)(5) of Regulation S-K of the 1934 Act. Mr. Hellerman is the Chairman of the Audit Committee.

        The Audit Committee has approved, and recommended to the Board that it approve, Grant Thornton LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2016 and that the selection of Grant Thornton LLP be submitted to the Fund's stockholders for ratification.

The Audit Committee

        Gerald Hellerman (Chairman)
Emilio Dominianni
William Taylor

VOTE REQUIRED

        The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of Grant Thornton LLP as independent registered public accounting firm for the Fund for the period ending October 31, 2016.

        The Board recommends a vote "FOR" the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the Fund for the period ending October 31, 2016.

VOTING INFORMATION

        A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

        In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Meeting without notice, except announcement at the Meeting (or any adjournment thereof); provided, that if the Meeting is adjourned to a date that is more than 30 days after the date for which the Meeting was originally called, written notice will be provided to stockholders. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. In the event an adjournment is proposed because a quorum is not present for the proposals, the persons named as proxies will vote those proxies they are entitled to vote FOR all of the nominees or FOR the ratification of the selection of Grant Thornton LLP in favor of such adjournment, and will vote those proxies required to WITHHOLD on any nominee or AGAINST the ratification of the selection of Grant Thornton LLP, against any such adjournment.

        Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form received from your broker or bank.

EXPENSES OF SOLICITATION

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy Card, as well as the costs associated with the proxy solicitation, if necessary, will be borne by the Fund.

 OTHER MATTERS AND ADDITIONAL INFORMATION

Other Business at the Meeting.

        The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific instructions have been given.

Future Stockholder Proposals.

        If a stockholder intends to present a proposal at the next annual meeting of stockholders of the Fund to be held in 2017 (to discuss fiscal 2016 results) and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary at the principal executive office of the Fund, 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, within a reasonable time before the solicitation is made. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. The proposals must be submitted in a manner consistent with applicable law.

Results of Voting.

        Stockholders will be informed of the voting results of the Meeting in a Form 8-K, which will be filed with the SEC on or before September 2, 2016.

ADDITIONAL INFORMATION ABOUT THE FUND

Other Information about the Investment Adviser.

        The following individuals are the principal executive officers of our investment adviser. The principal business address of each such person is c/o The Tokarz Group Advisers LLC, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under "Election of Directors" in Proposal 1 above.

Name	Position
Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management
Bruce Shewmaker	Managing Director
Scott Schuenke	Chief Financial Officer
Kevin Byrne	Chief Compliance Officer
Jaclyn Shapiro-Rothchild	Vice President and Secretary

Brokerage.

        During the 2015 fiscal year, the Fund paid no brokerage commissions to any broker: (i) that is an affiliated person of the Fund; (ii) that is an affiliated person of such person; or (iii) an affiliated person of which is an affiliated person of the Fund, any principal underwriter, administrator or the Adviser.

Administrator.

        U.S. Bancorp Fund Services, LLC, located at 777 E. Wisconsin Avenue, Milwaukee, WI 53202, serves as the administrator, custodian and accounting agent of the Fund.

Certain Relationships and Related Transactions.

        The Fund has procedures in place for the review, approval and monitoring of transactions involving the Fund and certain persons related to the Fund. For example, the Fund has a Code of Ethics that generally prohibits, among others, any officer or director of the Fund from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Fund. As a business development company, the 1940 Act also imposes regulatory restrictions on the Fund's ability to engage in certain related party transactions. However, the Fund is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. Since the Fund's current management team joined the Fund in 2003, no transactions have been effected pursuant to the exemptive order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

        The principal equity owner of the Adviser is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg have other financial interests in the Adviser (i.e., based on the Adviser's performance). In addition, our officers and the officers and employees of the Adviser may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by the Adviser or our affiliates. These related businesses currently include a private equity fund (the "PE Fund"), the establishment of which was authorized by our Board. As previously disclosed in our 10-K reports for the last three fiscal years, an indirect wholly-owned subsidiary of the Fund serves as the general partner and the Adviser serves as the portfolio manager of the PE Fund, and both entities receive a portion of the carried interest and management fees generated from the PE Fund. Our Board has approved a specific policy regarding the allocation of investment opportunities, which was set forth in the reports. Consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise have been non-diversified investments (investments that represent more than 5% of the Company's total assets or more than 10% of the outstanding voting securities of an issuer) for the Company during the PE Fund's investment period, which ended on October 28, 2014.

        Further, Mr. Tokarz is a co-founder of PPC Enterprises LLC ("PPC"), a registered investment adviser that provides advisory services to Series A of Public Pension Capital, LLC (the "PPC Fund"). As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC's principals and other PPC investment professionals may make themselves available, from time to time, to consult with the Adviser on investment matters relating to MVC or the PE Fund. In this connection, certain employees of PPC are "associated persons" of TTG Advisers when providing certain services on behalf of the Adviser and, in this capacity, are subject to its oversight and supervision. Likewise, the Adviser makes available to PPC certain investment professionals that are employed by the Adviser to provide services for PPC and the PPC Fund.

Section 16(a) Beneficial Ownership Reporting Compliance.

        Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, taken together, require that the Directors, officers of the Fund and beneficial owners of more than 10% of the equity securities of the Fund (collectively, "Reporting Persons") file with the SEC reports of their beneficial ownership and changes in their beneficial ownership of the Fund's securities. Based solely on its review of the copies of such reports, the Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended October 31, 2015 has complied with applicable filing requirements.

        Exhibit A attached hereto identifies holders of more than 5% of the shares of the Fund's common stock as of June 1, 2016.

By Order of the Board of Directors
Michael Tokarz Chairman

July 21, 2016

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to mark, sign and date the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you have the ability to vote your shares by the Internet or by telephone.

 EXHIBIT A

        The following table sets forth, as of June 1, 2016, each stockholder who owned more than 5% of the Fund's outstanding shares of common stock, each current director, each nominee for director, the Fund's executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power.

Shareholder Name and Address	Amount of Shares Owned	Percentage of Fund Held
Wynnefield Capital Management, LLC 450 7th Avenue, Suite 509 New York, NY 10123	1,600,000(1)	7.05%
RiverNorth Capital Management, LLC 325 N. Lasalle Street Suite 645 Chicago, IL 60654	1,404,351(2)	6.19%
Bulldog Investors LLC Park 80 West, Suite 708 250 Pehle Ave, Saddle Brook, NJ 07663	1,378,812(3)	6.07%
Royce & Associates LP 745 Fifth Avenue New York, NY 10151	1,218,700(4)	5.37%
Interested Directors
Warren Holtsberg	7,000	*
Michael Tokarz	931,042.57	4.10%
Independent Directors
Emilio Dominianni	56,049.64
Phillip Goldstein	1,008,551**	4.44%
Gerald Hellerman	63,000	*
Robert Knapp	672,858.37***	2.96%
William Taylor	49,746.40	*
Executive Officers
Bruce Shewmaker	23,365.72	*
Scott Schuenke	3,086.14	*
Jaclyn Shapiro-Rothchild	3,118.73	*
Kevin Byrne	0.0	*
All directors and executive officers as a group (11 in total)****	2,817,818.57	12.41%

(1)
Based on information contained in the Form 13D filed with the SEC on June 1, 2016.

(2)
Based on information contained in Form 13F filed with the SEC on May 16, 2016.

(3)
Based on information contained in Form 13F filed with the SEC on May 13, 2016. With respect to 719,272 of these Shares, Bulldog Investors LLC shares voting and investment power.

(4)
Based on information contained in Form 13F filed with the SEC on May 11, 2016.

*
Less than 1%.

**
971,301 of these Shares are owned by private investment funds managed by Bulldog Investors, LLC. Mr. Goldstein is a principal of Bulldog Investors and a limited partner in certain of the funds. Mr. Goldstein disclaims all beneficial ownership

A-1

  in these Shares to the extent such ownership exceeds his pecuniary interest therein. For purposes of calculating the "Percentage of Fund Held", however, all of Mr. Goldstein's 1,008,551.00 Shares have been counted as being beneficially owned. Based on information contained in Form 4 filed on December 10, 2015.

***
300,765.37 of these Shares are held by Ironsides Holdings, LLC, which is wholly owned by Robert Knapp. 285,000 Shares are held by a private fund and 87,093 Shares by an account, both managed by Ironsides Partners LLC. Mr. Knapp is a principal of the investment adviser of the separately managed account and a principal of the general partner and investment adviser of the private fund. Mr. Knapp is also a limited partner in a fund that has an interest in the private fund. The investment adviser has sole voting and dispositive power over the 372,093 Shares owned. Mr. Knapp disclaims all beneficial ownership of such Shares, except to the extent of his pecuniary interest therein. For purposes of calculating the "Percentage of Fund Held," however, all of the Shares have been counted as being beneficially owned. Additionally, 672,858.37 Shares are pledged as security to margin accounts. Based on information contained in Form 4 filed on October 10, 2014.

****
Unless indicated by footnote above, none of the Directors or Executive Officers' Shares are pledged as security.

A-2

 EXHIBIT B

MVC CAPITAL, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

January 26, 2010

        This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Directors (the "Board") of MVC Capital, Inc. (the "Fund"), a Delaware corporation.

Purposes

        The Audit Committee of the Board (the "Committee") has as its primary purposes:

        (i)  oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board) and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function, if any; and

       (ii)  oversight of the preparation of any report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission ("SEC") for inclusion in the Fund's annual proxy statement with respect to the election of directors.

Authority

        The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

Composition and Term of Committee Members

        The Committee shall be comprised of a minimum of three Directors of the Board. To be eligible to serve as a member of the Committee, a Director must be an "Independent Director", which term shall mean a Director who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund. The members of the Committee shall designate one member to serve as Chairman of the Committee.

        Each member of the Committee shall serve until a successor is appointed.

        The Board must determine whether: (i) the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002; (ii) the Committee has at least one member who possesses "accounting and financial management expertise" (as such term is described under the New York Stock Exchange Listing Requirements) which may be based on past employment expertise, professional certification in accounting or other comparable experience or background that indicates an individual's financial sophistication; and (iii) each member of the Committee possesses sufficient "financial literacy," as required under the New York Stock Exchange Listing Requirements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

        The Committee shall meet on a regular basis and no less frequently than quarterly. The Committee shall meet, at a minimum, within 90 days prior to the filing of each annual and quarterly report of the Fund on Forms 10-K and 10-Q, respectively. Periodically, the Committee shall meet to discuss with management the annual audited financial statements and quarterly financial statements, including the Fund's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Periodically, the Committee should meet separately with each of management, any personnel responsible for the internal audit function and, if deemed necessary, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Fund, or the Fund's legal counsel (or counsel to the Independent Directors of the Board) or the Fund's independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

        Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, (i) any two members of the Committee or (ii) one member of the Committee if this member is the Chairman of the Committee, shall constitute a quorum for the purpose of taking any action.

Duties and Powers and of the Committee

        The duties and powers of the Committee include, but are not limited to, the following:

  •
  bears direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

  •
  set the compensation for the independent auditors, such amount to be paid by the Fund;

  •
  evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence;

  •
  to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund and (ii) all non-audit services that the Fund's independent auditors provide to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund (To the extent specifically authorized by the Audit Committee, the Chairman of the Audit Committee may pre-approve the provision of any non-audit services to the Fund.);

  •
  meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit; (iii) review any audit problems or difficulties with management's response; (iv) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (v) review the form of opinion the auditors propose to render to the Directors and the shareholders of the Fund;

  •
  review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

  •
  ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

  •
  prior to filing an annual report with the SEC, receive and review a written report, as of a date 90 days or less prior to the filing, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund;

  •
  oversee the Fund's internal controls and annual and quarterly financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian, investment adviser and administrator through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

  •
  establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission from employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

  •
  review of any issues brought to the Committee's attention by independent public accountants or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

  •
  review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

  •
  require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

  •
  resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;

  •
  to the extent there are Directors who are not members of the Committee, report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

  •
  discuss and approve any Fund press releases relating to its financial statements (to the extent such releases are not discussed and approved by the Valuation Committee, the Board or the Chairman of the Committee);

  •
  to the extent not separately evaluated and monitored by the full Board, oversee the Fund's risk management processes, including risks relating to investments, compliance and valuations, and discuss any policies with respect to risk management;

  •
  set clear hiring policies for employees or former employees of the independent auditors;

  •
  conduct an annual performance evaluation of the Committee;

  •
  review the Committee's charter at least annually and recommend any material changes to the Board; and

  •
  review such other matters as may be appropriately delegated to the Committee by the Board.

 INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

          1.    Individual Accounts:    Sign your name exactly as it appears in the registration on the Proxy Card.

          2.    Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

          3.    All Other Accounts:    The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Profit Sharing Plan	John Doe, Treasurer
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 30, 2016, for MVC Capital, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report and privacy policy, go to www.proxydocs.com/MVC. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2016 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before August 19, 2016. For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/MVC Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report and Privacy Policy Printed materials may be requested by one of the following methods: * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 12 digit control number located in the shaded gray box below. Notice of Annual Meeting Date:Tuesday, August 30, 2016 Time:3:00 P.M. (Eastern Time) Place:Offices of Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas, New York, NY 10036 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees01 Emilio Dominianni03 Gerald Hellerman05 Robert Knapp07 Michael Tokarz 02 Phillip Goldstein04 Warren Holtsberg06 William Taylor The Board of Directors recommends that you vote “FOR” the following. 2. To ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm for fiscal year 2016. *E-MAIL paper@investorelections.com TELEPHONE (866) 648-8133 INTERNET www.investorelections.com/MVC

Annual Meeting of MVC Capital, Inc. to be held on August 30, 2016 for Holders as of July 1, 2016 This proxy is being solicited on behalf of the Board of Directors VOTED BY: Annual Meeting of MVC Capital, Inc. Date: August 30, 2016 Time: 3:00 P.M. (Eastern Time) Place: Offices of Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas, New York, NY 10036 Please make your marks like this:  Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1 and 2. INTERNET Cast your vote online. View Meeting Documents. Go To: www.proxypush.com/mvc 1. To elect seven nominees to serve as members of the Board of Directors of the Fund: OR DIRECTORS RECOMMEND For For For For For For For TELEPHONE Call 866-390-5403 FORWITHHOLD Use any touch-tone telephone. Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions. OR MAIL Mark, sign and date your Proxy Card/Voting Instruction Form. Detach your Proxy Card/Voting Instruction Form. Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Michael Tokarz and Scott Schuenke, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of MVC Capital, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3. All votes must be received by 11:59 P.M., Eastern Time, August 29, 2016. (01) Emilio Dominianni (02) Phillip Goldstein (03) Gerald Hellerman (04) Warren Holtsberg (05) Robert Knapp (06) William Taylor (07) Michael Tokarz DIRECTORS RECOMMEND FOR AGAINST ABSTAIN For 2. To ratify the selection of Grant Thornton LLP as the Fund’s independent registered public accounting firm for fiscal year 2016. 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. EVENT # CLIENT # To attend the meeting and vote your shares in person, please mark this box. PROXY TABULATOR FOR MVC CAPITAL, INC. P.O. BOX 8016 CARY, NC 27512-9903 Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy.  Please separate carefully at the perforation and return just this portion in the envelope provided.

 Please separate carefully at the perforation and return just this portion in the envelope provided. Revocable Proxy — MVC Capital, Inc. Annual Meeting of Shareholders August 30, 2016, 3:00 p.m. (Eastern Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Michael Tokarz and Scott Schuenke, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of MVC Capital, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Tuesday, August 30, 2016 at 3:00 p.m. at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, and any and all adjournments thereof, as set forth below. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted: FOR the nominees for directors specified in Proposal 1 and FOR the ratification of Grant Thornton LLP as the Fund's independent registered public accounting firm for the fiscal year 2016 specified in Proposal 2. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 30, 2016 MVC CAPITAL, INC.
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting to be Held on August 30, 2016
ANNUAL MEETING OF STOCKHOLDERS OF MVC CAPITAL, INC. August 30, 2016 287 Bowman Avenue 2nd Floor Purchase, New York 10577 (914) 510-9400 PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
Corporate Governance
Director and Executive Officer Compensation
Director Equity Ownership
VOTE REQUIRED
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Report of Audit Committee
  The Audit Committee
VOTE REQUIRED
VOTING INFORMATION
EXPENSES OF SOLICITATION
OTHER MATTERS AND ADDITIONAL INFORMATION
ADDITIONAL INFORMATION ABOUT THE FUND
EXHIBIT A
EXHIBIT B MVC CAPITAL, INC. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
INSTRUCTIONS FOR SIGNING PROXY CARDS